UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 29, 2021

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway, Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “AgeX,” “we,” “us,” or “our” refer to AgeX Therapeutics, Inc.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Item 5.07, on December 29, 2021 our 2017 Equity Incentive Plan was amended to make an additional 500,000 shares of our common stock available for the grant of equity awards.

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our 2021 annual meeting of stockholders was held on December 29, 2021. At the annual meeting our stockholders: (a) elected four directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified; (b) ratified the Board of Directors’ selection of WithumSmith+Brown, PC as our independent registered public accountants to audit our financial statements for the 2021 fiscal year; and (c) approved an amendment of our 2017 Equity Incentive Plan to make an additional 500,000 shares of our common stock available for the grant of equity awards (the “Incentive Plan Amendment Proposal”).

There were 37,939,176 shares of AgeX common stock, par value $0.0001 per share, outstanding and eligible to vote at the annual meeting as of the close of business on November 15, 2021, the record date for determining stockholders entitled to vote at the meeting. There were 29,963,317 shares, or 78.98% of the voting power, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our stockholders and any abstentions with respect to the matters presented to stockholders for a vote at the meeting. Information is also provided as to broker non-votes. A “broker non-vote” occurs when a stockholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the stockholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.

Election of Directors

Each of the following nominees were elected as directors by the following vote:

Nominee	Votes For	Votes Withheld
Gregory H. Bailey	19,767,940	4,495,402
Joanne M. Hackett	19,963,947	4,299,395
Michael H. May	19,764,910	4,498,432
Michael D. West	23,704,422	558,920

In addition, there were 5,699,975 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Registered Public Accountants

The appointment of WithumSmith+Brown, PC as our independent registered public accountants for the fiscal year ending December 31, 2021 was ratified by the following vote:

Shares Voted
For	29,307,240
Against	497,083
Abstain	158,994

There were no broker non-votes on this matter.

Incentive Plan Amendment Proposal

The Incentive Plan Amendment Proposal to make an additional 500,000 shares of AgeX common stock available for equity awards was approved by the following vote:

Shares Voted
For	19,542,130
Against	4,458,427
Abstain	262,785

In addition, there were 5,699,975 broker non-votes on this matter.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: December 30, 2021	By:	/s/ Andrea E. Park
Chief Financial Officer